UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:
☐           Preliminary Proxy Statement
☐           Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒           Definitive Proxy Statement
☐           Definitive Additional Materials
☐           Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

United Bancshares, Inc.
______________________________
(Exact Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box)
☒          No fee required.
☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.1

(1)   Title of each class of securities to which transaction applies:
________________________________________________________________________________
(2)   Aggregate number of securities to which transaction applies:
________________________________________________________________________________
(3)   Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
 (4)   Proposed maximum aggregate value of transaction:
________________________________________________________________________________
 (5)   Total fee paid:
________________________________________________________________________________

☐           Fee paid previously with preliminary materials.
☐           Check box if any part of the fee is offset as provided by Exchange Act Tule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid
________________________________________________________________________________
 (2)   Form, Schedule or Registration Statement No.:
________________________________________________________________________________
 (3)   Filing Party:
________________________________________________________________________________
 (4)   Date Filed:
________________________________________________________________________________

URGENT

IMMEDIATE RESPONSE REQUESTED

November 7, 2012

Dear Shareholder:

On behalf of the Board of Directors and management of United Bancshares, Inc., I am pleased to invite you to the 2011 Annual Meeting of Shareholders of United Bancshares, Inc. which is to be held on Friday, December 14, 2012, at 9:00 A.M., local time, at the Graham Building, 30 S. 15th Street, Ground Floor, Philadelphia, PA 19102. Accompanying this letter is a Notice of Meeting, a Proxy Statement and a Proxy Card. Also accompanying this letter is United Bancshares, Inc.’s Annual Report to its shareholders for the year 2011.

Shareholders who need directions to the location of the Annual Meeting should call (215) 231-3670 between the hours of 8:30 A.M. and 4:30 P.M., local time, on any business day.

I urge you to read the enclosed material carefully and to complete, sign and mail promptly the proxy card accompanying this letter so that your vote will be counted.  A self-addressed stamped envelope is enclosed to return the completed proxy form.  For your convenience, telephone and on-line voting are now available.  Please follow the instructions on the proxy card if you would like to vote in this manner.

The officers, directors and staff of United Bank sincerely appreciate your continuing support.

Sincerely,

Evelyn F. Smalls
President and Chief Executive Officer

Enclosures

UNITED BANCSHARES, INC.
30 South 15th Street, 12th Floor
Philadelphia, PA 19102

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON December 14, 2012

Dear Shareholders,

The Annual Meeting of the Shareholders of United Bancshares, Inc. will be held at 9:00 A.M., local time, on Friday, December 14, 2012 at the Graham Building, 30 S. 15th Street, Ground Floor, Philadelphia, PA 19102 for the following purposes:

1.	To elect three (3) Class A directors to serve until the expiration of their four (4) year terms.

2.	To ratify the appointment of McGladrey and Pullen, LLP as United Bancshares, Inc.’s independent registered public accounting firm for the year 2012.

3.	Such other business as may properly come before the meeting or any adjournment thereof.

In their discretion, the proxies are authorized to act upon such other matters as may properly come before the meeting. Reference is made to the accompanying Proxy Statement for details with respect to the foregoing matters. Only shareholders of record at the close of business on October 22, 2012, who hold shares with voting rights, are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Such shareholders may vote in person, by proxy, by telephone or via the internet.  Our proxy statement and a form of proxy are included with this notice.

By Order of the Board of Directors

Marionette Y. Wilson, Secretary of the Board

Philadelphia, Pennsylvania
November 7, 2012

IMPORTANT NOTICE

To assure your representation at the Annual Meeting, please vote via telephone or the internet, or complete, date, sign, and promptly mail the enclosed Proxy Card in the return envelope. No postage is necessary if mailed in the United States. Any shareholder giving a proxy has the power to revoke it at any time prior to its use for any purpose. Shareholders who are present at the meeting may withdraw their proxy prior to its use for any purpose and vote in person.

ANNUAL MEETING OF SHAREHOLDERS
United Bancshares, Inc.
PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
United Bancshares, Inc.

PROXY STATEMENT

INTRODUCTION

Matters to be Considered at the Annual Meeting of Shareholders

           This Proxy Statement is being furnished to shareholders of United Bancshares, Inc. (called “we”, “us”, “our”, “UBS” , “the Company” or “the Corporation”) in connection with the solicitation of proxies by UBS for use at UBS’ Annual Meeting of Shareholders to be held on Friday, December 14, 2012, at 9:00 A.M., or any adjournment or postponement thereof (the “Annual Meeting”). At the Annual Meeting, the shareholders will consider and vote upon (i) the election of three (3) Class A directors to serve until the expiration of their four (4) year terms.; and (ii) the ratification of the appointment of McGladrey and Pullen, LLP as the independent registered public accounting firm for UBS for the year 2012 and such other business as may properly come before the meeting or any adjournment thereof.

The proxies are authorized to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof. The approximate date upon which this Proxy Statement and the Proxy are to be mailed to shareholders is November 7, 2012. The address of the executive office of UBS is 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.

Date, Time and Place of Annual Meeting
The Annual Meeting will be held on Friday, December 14, 2012 at 9:00 A.M. local time, at the Graham Building, 30 S. 15th Street, Ground Floor, Philadelphia, PA 19102.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on December 14, 2012.

This proxy statement and the Corporation’s annual report to security holders are available at www.ubphila.com, by clicking on the Investor Relations tab.

Record Date and Voting
Our Board of Directors has fixed the close of business on October 22, 2012 as the record date for determining holders of record of our Common Stock, par value $0.01 per share, entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Each holder of record, of a voting share, is entitled to one vote per share on the matters to be considered at the Annual Meeting.

A quorum is the minimum number of shares required to be present at the Annual meeting for the meeting to be properly held under our bylaws.  The holders of a majority of the outstanding shares of our Common Stock, with voting rights, present either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. As of October 22, 2012, there were 873,725 shares of our Common Stock outstanding with voting rights.

The shares for which shareholders abstain on one or more matters will be counted as present for purposes of determining a quorum if the shareholder is physically present or if the shareholder has executed a valid proxy for the shares.  Broker non-votes will be counted as present at the meeting for purposes of determining a quorum so long as the shares are voted by the broker on at least one matter.

Shares represented by properly executed proxies will be voted in accordance with the directions indicated in the proxies, unless such proxies have previously been revoked. Each properly executed proxy on which no voting directions are indicated will be voted in favor of the adoption of the proposals recommended by our Board, and in the discretion of the proxy agents as to any other matters which may properly come before the Annual Meeting. A proxy may be revoked by a shareholder at any time prior to its use for any purpose by giving written notice of such revocation to Marionette Y. Wilson, our Secretary, at the executive office of UBS at 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102 or by appearing in person at the Annual Meeting and asking to withdraw the proxy prior to its use for any purpose so that the shareholder can vote in person. A later dated proxy revokes an earlier dated proxy.

      We do not know at this time of any business, other than that stated in this Proxy Statement, which will be presented for consideration at the Annual Meeting. If any unanticipated business is properly brought before the Annual Meeting, the proxy agents will vote in accordance with their best judgment.

              Directors are elected by a plurality of the votes cast. The affirmative vote of the holders of a majority of shares of common stock present in person or represented by proxy at the Annual Meeting casting a vote on a particular matter (other than the election of directors) is required for the matter to be deemed an act of the shareholders.  If a shareholder abstains from voting on any matter, then the shares are considered present at the Annual Meeting for purposes of determining a quorum.  However, abstentions are not votes for or against the proposal.  Abstentions will reduce the number of affirmative votes required to approve a proposal by reducing the total number of shares voting on a proposal from which a majority is calculated.  A broker non-vote occurs when a broker does not receive authority to vote on a particular matter.  Broker non-votes are not counted with regard to the proposal.  Broker non-votes do reduce the number of affirmative votes required to approve the proposal by reducing the total number of shares voting on a particular matter from which a majority is calculated.

Other Matters
           We will bear the entire cost of soliciting proxies for the Annual Meeting. In addition to the use of the mail, proxies may be solicited by personal interview, telephone, telefax and telegram, by our directors, officers and employees and by UBS’ wholly-owned subsidiary United Bank of Philadelphia (the “Bank”). Arrangements have been made with brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy material to beneficial owners of our Common Stock held of record by such persons, and UBS will reimburse them for their expenses in doing so.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

    The following table sets forth certain information known to us, as of October 22, 20121, with respect to the only persons to UBS’ knowledge, who may be beneficial owners of more than 5% of our Common Stock.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Corporation Common Stock	Percentage of Outstanding Corporation Common Stock Owned
Philadelphia Municipal	71,667	8.20%
Retirement System
2000 Two Penn Center
Philadelphia, Pennsylvania 19102
Wells Fargo Corporation, (formerly, Wachovia Corporation)2	50,000	5.72%
301 S College Street, Floor 27
Charlotte, NC 28288

Urban Affairs Coalition of Philadelphia	47,500	5.44%
1207 Chestnut Street, Floor 7
Philadelphia, PA 19107

The Estate of James F. Bodine	44,583	5.10%
401 Cypress Street
Philadelphia, PA 19106

(1)	As of October 22, 2012, there were 873,725 shares of our voting Common Stock outstanding.
(2)	Wells Fargo Corporation owns 241,666 shares of our Common Stock of which 50,000 are voting shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers file reports of their holdings of our Common Stock with the Securities and Exchange Commission (the “Commission”). Based on our records and other information available to it, we believe that the Commission’s Section 16(a) reporting requirements applicable to our directors and executive officers were complied with for our fiscal year ended December 31, 2011.

CORPORATE GOVERNANCE

Our Bylaws provide that a Board of Directors of not less than five (5) and not more than twenty-five (25) directors shall manage our business. Our Board, as provided in the bylaws, is divided into four classes of directors: Class A, Class B, Class C and Class D, with each class being as nearly equal in number as possible. The Board of Directors has fixed the number of directors at nine (9), with three (3) members in Class A, one (1) member in Class B, three (3) members in Class C, and two (2) members in Class D. (SEE PROPOSAL 1—ELECTION OF DIRECTORS).

Under UBS’ bylaws, persons elected by the Board of Directors to fill a vacancy on the Board serve as directors for the balance of the term of the director who that person succeeds.

Communicating with the Board of Directors
           Shareholders may communicate with any UBS or Bank director or member of a Committee of the Board of Directors of UBS or the Bank by writing to United Bancshares, Inc., Attention: Board of Directors, P.O. Box 54212, Philadelphia, PA 19105.  The written communications will be provided to Marionette Y. Wilson, a director and Secretary of the Board of Directors, who will determine the further distribution of the communications which are appropriate based on the nature of the information contained in the communications.  For example, communications concerning accounting internal controls and auditing matters will be shared with the Chairman of the Audit/Compliance Committee of UBS’ Board of Directors.

Code of Conduct
              UBS and the Bank have adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all its directors, employees and officers and including its Chief Executive Officer and its Chief Financial Officer.  The Code meets the requirement of a code of ethics for UBS’ and the Bank’s principal executive officer and principal financial officer or persons performing similar functions under Item 406 of the SEC’s Regulation S-K.  Any amendments to the Code or any waivers of the Code for directors or executive officers will be disclosed promptly on a Form 8-K filed with the SEC or by any other means approved by the SEC. The Code complies with requirements of the Sarbanes – Oxley Act and the listing standards of NASDAQ and UBS provides a copy of the Code to each director, officer and employee.

             Under our Code of Ethics, the Board is responsible for resolving any conflict of interest involving the directors, executive officers and senior financial officers.  The executive officers are responsible for resolving any conflict of interest involving any other officer or employee.

             UBS will provide, without charge, a copy of its Code of Business Conduct and Ethics to any person who requests a copy of the Code.  A copy of the Code may be requested by writing to the President of UBS at United Bank of Philadelphia at 30 S. 15th Street, Suite 1200, Philadelphia, PA  19102.

Board Leadership Structure
The positions of the Board Chairman and President and Chief Executive Officer are held by two individuals.  The Board believes this structure is appropriate for USB and the Bank because of the need for the Chairman to have independence in leading the Board of Directors to oversee and direct management and the President and CEO’s direct involvement in leading management of USB and the Bank.

Directors’ Qualifications
In considering any individual nominated to be a director on UBS’ and the Bank’s Board of Directors’, the Board of Directors considers a variety of factors, including whether the candidate is recommended by the Bank’s executive management and the Board’s Nominating Committee, the individual’s professional or personal qualifications, including business experience, education and community and charitable activities and the individual’s familiarity with the communities in which UBS or the Bank is located or is seeking to locate.

Risk Oversight
The Board of Directors establishes and revises policies to identify and manage various risks inherent in the business of the Company, and both directly and through its committees, periodically receives and reviews reports from management to ensure compliance with and evaluate the effectiveness of risk controls.  The President and Chief Executive Officer meets regularly with other senior officers to discuss strategy and risks facing UBS.  Senior management attends monthly Board meetings and is available to address any questions or concerns raised by the Board on risk-management-related and any other matters.  Each month the Board receives presentations from senior management on strategic matters and discusses significant challenges, risks and opportunities for UBS.

The Board has an active role, as a whole and also at the committee level, in overseeing management of the UBS’ risks.  The Audit/Compliance Committee assists the Board in fulfilling its oversight responsibilities with respect to areas of financial reporting, internal controls and compliance with accounting regulatory requirements and corporate governance. Employees who oversee day-to-day risk management duties, including the Vice President/Chief Risk Officer and Compliance Officer, report their findings to the Audit Committee.  The Loan Committee of the Bank assists the Board with fulfilling its oversight responsibilities with respect to management of risks related to the Bank’s loan portfolio and its credit quality.  The Asset Liability Management Committee of the Bank assists the Board with fulfilling its oversight responsibilities with respect to management of interest risk and the Bank’s investment portfolio.

Nomination for Directors
Section 3.4 of Article 3 UBS’ Bylaws provides that no shareholder shall be permitted to nominate a candidate for election as a director, unless such shareholder shall provide to the Secretary of UBS information about such candidate as is equivalent to the information concerning candidates nominated by the Board of Directors that was contained in the UBS Proxy Statement for the immediately preceding Annual Meeting of shareholders in connection with election of directors.  Such information consists of the name, age, any position or office held with UBS or the Bank, a description of any arrangement between the candidate and any other person(s), naming such persons pursuant to which he or she was nominated as a director, his/her principal occupation for the five (5) years prior to the meeting, the number of shares of UBS stock beneficially owned by the candidate and a description of any material transactions or series of transactions to which UBS or the Bank is a party and in which the candidate or any of his affiliates has a direct or indirect material interest, which description should specify the amount of the transaction and where practicable the amount of the candidates interest in the transaction.

Such information shall be provided in writing not less than one hundred twenty (120) days before the first anniversary preceding the annual meeting of UBS’ shareholders.  The Chairman of the Board of Directors is required to determine whether the director nominations have been made in accordance with the provisions of the UBS’ Bylaws, and if any nomination is defective, the nomination and any votes cast for the nominee(s) shall be disregarded.

The Nominating Committee’s process for identifying and evaluating nominees for director, including nominees recommended by security holders and for incumbent directors whose terms of office are set to expire, include review of the directors’ overall service during their terms, including meetings attended, level of participation, quality of performance, and contributions towards advancing UBS’s interests and enhancing shareholder value.  With respect to new directors, the procedure includes a review of the candidates’ biographical information and qualifications and a possible check of candidates’ references.  All potential candidates are interviewed by all members of the Committee and other members of the board.  Using this information, the committee evaluates the nominee and determines whether it should recommend to the board that the board nominate or elect to fill a vacancy with the prospective candidate.

The Committee believes the following qualifications must be met by a nominee:  a good character; have a reputation, personally and professionally, consistent with UBS’s image and reputation; be an active or former leader of organizations; possess knowledge in the field of financial services; have an understanding of the Bank’s marketplace; be independent; be able to represent all of the shareholders; be willing to commit the necessary time to devote to board activities, and be willing to assume fiduciary responsibility.

Policy for Attendance at Annual Meetings

           UBS has a policy requiring all of its directors to attend UBS’ annual meeting.  At the annual meeting held on December 16, 2011, eight (8) directors attended the meeting.  Director Mitts was unable to attend because of a work-related conflict.

UBS’ AND THE BANK’S BOARDS OF DIRECTORS

               The following table sets forth certain biographical information. Other than as indicated below, each of the persons named below has been employed in their present principal occupation for the past five years.

Name, Principal Occupation and Business Experience For Past Five Years	Age as of October 22, 2012	Director Since
DIRECTORS STANDING FOR RE-ELECTION
Class A If elected, the terms of the following directors will expire in 2016: 1. L. Armstead Edwards	70	1993
Owner and President, Edwards Entertainment, Inc. Philadelphia, PA from 1978 until the present time

2. Marionette Y. Wilson	67	2000
Retired, formerly Co-Founder/Partner, John Frazier, Inc., Philadelphia, PA from 1981 – 2002

3. Ernest L. Wright	84	1993
Founder, President and CEO of Ernest L. Wright Construction Company, Philadelphia, PA from 1976 until the present time

CONTINUING DIRECTOR
Class B
The term of the following director expires in 2013:
1. Maurice R. Mitts
Founder, Partner, Mitts Law, LLP. Philadelphia, PA from April 2005 to present	52	2009

Name, Principal Occupation and Business Experience For Past Five Years	Age as of October 22, 2012	Director Since1
CONTINUING DIRECTORS Class C
The terms of the following directors expire in 2014:
1. Bernard E. Anderson	75	2002
Economist Whitney M. Young, Jr. Professor Emeritius, Wharton School, University of Pennsylvania. Philadelphia, PA
2. David R. Bright	73	2002
Retired, Executive Vice President, Meridian Bancorp Philadelphia, PA
3. Joseph T. Drennan Former Chief Financial Officer, Universal Capital Management Inc. Wilmington, DE	68	2004
CONTINUING DIRECTORS Class D
The terms of the following directors expire in 2015:
1. William B. Moore	70	1993
Pastor Tenth Memorial Baptist Church from 1974 until the present time, Philadelphia, PA
2. Evelyn F. Smalls	67	2000
President and Chief Executive Officer of the Bank and UBS Since June of 2000; Senior Vice President of the Bank from October 1993 to May 2000

Board of Directors Qualifications
UBS has a very engaged and committed Board of Directors.  The board takes its governance responsibilities very seriously and challenges management to meet its targeted goals and objectives.  Currently, the board has eight (8) outside directors and one (1) insider.  This leadership group has diverse experiences in business, banking, and community development that are important to fulfill their oversight responsibilities.

L. Armstead Edwards serves as Chairman and is one of two remaining founding members currently active on the board.  Mr. Edwards spent a number of years as an educator and small business owner.  He understands the plight of small business owners and combined with his experience in organizational dynamics, he brings a unique perspective to the role.  He chairs the Executive Committee and serves on the Asset Liability, Loan and Audit/Compliance Committees.  Mr. Edwards has encouraged deliberations to take place at the committee level so the board meeting can focus more on strategic initiatives and engage management on execution and performance measures.

Rev. William B. Moore is a founding member and serves as Vice Chairman and is a member of the Executive and Audit/Compliance Committees.  The Chairman and Vice Chairman alternate in leading the board meetings.  Rev. Moore has a rich history in the faith community and has been the Senior Pastor of Tenth Memorial Baptist Church for over 30 years. He serves as a strong catalyst in rallying the faith community to support the Bank which is evidenced with the high percentage of loans to churches in the loan portfolio.  Rev. Moore also leads an informal Advisory Group of Pastors who offer advice to the Bank’s management regarding the financial needs of the urban community to continue to bridge the economic divide in the region.  As a former executive with a quasi-governmental agency, he has a broad based consistency and is very effective in building multi-sector coalitions to ensure economic inclusion.

Joseph T. Drennan, a director since 2004, serves as Treasurer of the Board and is Chairman of the Audit/Compliance Committee and member of the Executive and Asset Liability committees.  In addition, he has expertise in generally accepted accounting principles, financial statements, and internal control over financial reporting, as well as an understanding of audit committee functions.  Mr. Drennan has over 30 years banking experience as an executive in commercial, consumer and strategic planning.  He is the former Chief Financial Officer of Universal Capital Management, Inc. providing equity to start-up and emerging companies.

Marionette Y. Wilson a director since 1993 serves as Secretary of the Board and member of the Executive and Asset Liability Committees.  Prior to her retirement, Ms. Wilson was co-founder of a construction management company and her expertise in this area is very helpful as the Bank works to provide financing to emerging contractors in the region.  In addition, she is a leader in the faith community and has been instrumental in directing relationships to the Bank.

Evelyn F. Smalls serves as an inside director since 2000 when she was appointed President and Chief Executive Officer of the Bank.  She serves on the Executive, Asset Liability and Loan Committees.  Ms. Smalls brings versatile skills with over 25 years experience in banking and community and economic development know-how.  Her leadership is propelled by her passion to move more inner city communities into the economic mainstream.

David R. Bright a retired Bank President has a rich history in commercial lending and credit administration.  Mr. Bright, a director since 2001, serves as Chairman of the Loan Committee and a member of the Executive Committee.  In addition, he brought to the Bank a keen knowledge of community reinvestment initiatives that can propel economic inclusion and impact. Mr. Bright’s community interests include his participation on a number of boards including Greater Philadelphia Urban Affairs Coalition, West Oak Lane Charter School, and Allegheny West CDC.

Dr. Bernard E. Anderson a director since 2002, chairs the Asset Liability Committee.  Dr. Anderson as an economist brings a dynamic perspective to the Bank as a recently retired Whitney M. Young, Jr., Professor of Management, The Wharton School, University of Pennsylvania As an Advisor to the Urban League of Philadelphia as well as the National Urban League, Dr. Anderson firmly believes that racial inequality in economic life can be eliminated through public and private policies aided at expanding economic opportunity for all with the Philadelphia region specifically and across the country in general.

Ernest L. Wright a director since 1992 serves as member of the Loan and Asset Liability Committees.  His passion is sales and his expertise is in the construction field.  He is the proprietor of Wright Construction Management.  Mr. Wright was very helpful when the Bank upgraded its branch facilities by conceptualizing affordable designs and sharing his project management skills.  He has been instrumental in referring new clients to the Bank particularly from the faith and small business sectors.

Maurice Mitts, the newest director, joined the board in 2008 and serves on the Loan Committee.  Mr. Mitts’ relationship with the Bank started as a customer as he launched his law practice as co-founding partner of Mitts Law, LLC, a multi-disciplined law firm that provides business and litigation counsel to public and private enterprises, government entities and non-profit clients.  His legal expertise has filled an important void on the board.

GENERAL INFORMATION ABOUT UBS’ AND BANK’S BOARDS OF DIRECTORS

Director Independence
The Board of Directors of the Company and the Bank has determined that all of its members are independent and meet the independence requirements of National Association of Securities Dealers (“NASDAQ”) except Evelyn F. Smalls.  Because Ms. Smalls is the President and Chief Executive Officer of the Company and the Bank she is not independent as defined by NASDAQ. In determining the independence of its directors, other than Ms. Smalls, the Board of Directors considered routine banking transactions between the Bank and each of the directors, their family members and businesses with whom they are associated.  In each case, the Board of Directors determined that none of the transaction relationships or arrangements impaired the independence of the director.

Meetings and Executive Sessions of Independent Directors
In 2011, the Company’s and the Bank’s Board of Directors is met at least monthly, except in August, and during 2011 held eleven (11) meetings.   The independent directors of UBS and the Bank Boards of Directors hold executive sessions on a regular basis, but, in any event, not less than twice a year.  During 2011, two (2) executive sessions were held.  Each director attended at least 75% of the Board meetings held during 2011 and the committee meetings held by each committee on which the director served, except Bernard E. Anderson (73%).

        Information About the Committees of the Boards of Directors of the Corporation and the Bank
       The Committees of UBS’ Board of Directors are the Executive Committee, Audit/Compliance Committee, and the Nominating Committee. The Corporation and the Bank have the same committees with the same members for each committee, except that the Bank also has an Asset Liability Management Committee and a Loan Committee.

       Executive Committee  The Executive Committee, comprised of L. Armstead Edwards (Chairman), William B. Moore, Joseph T. Drennan, David R. Bright, Evelyn F. Smalls and Marionette Y. Wilson meets, when necessary, at the call of the Chairman, to exercise the authority and powers of the  Board of Directors of the Corporation and the Bank at intervals between meetings of the Board of Directors insofar as may be permitted by law. The Executive Committee also meets to discuss and approve certain human resource matters including compensation, and to ratify and approve certain of the Bank’s loans. The Executive Committee held eleven (11) meetings during 2011.

The Board of Directors does not have a compensation committee; the Executive Committee performs that function without Evelyn Smalls who serves as an executive officer of the Bank. The Executive Committee, without Evelyn Smalls, who is not independent, serves as the compensation committee and meets to discuss compensation matters.  It annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives and determines and approves the compensation and benefits to be paid or provided to Evelyn F. Smalls the President of UBS and Brenda M. Hudson-Nelson Executive Vice President and Chief Financial Officer.  The Committee has the responsibility to review and provide recommendations to the full Board regarding compensation and benefit policies, plans and programs.  Each director acting as a compensation committee member is independent as defined by NASDAQ. During 2011, the Executive Committee held one (1) meeting as the compensation committee to discuss the performance and compensation of the executive officers.  There is no charter for the Executive Committee acting as a compensation committee.

               Audit/Compliance Committee  The Audit/Compliance Committee of UBS’ Board of Directors is comprised of Joseph T. Drennan (Chairman), L. Armstead Edwards, Marionette Y. Wilson (Frazier) and William B. Moore, meets when necessary at the call of the Chairman. The Committee meets with the internal auditor to review audit programs and the results of audits of specific areas, as well as other regulatory compliance issues.  The Committee selects the independent registered public accounting firm. In addition, the Committee meets with UBS’ independent registered public accounting firm to review the results of the annual audit and other related matters as well as other regulatory compliance issues.   Each member of the Committee is “independent” as defined in the applicable listing standards of the NASDAQ. The Committee held four (4) meetings during 2011. The Audit Committee charter will be made available, without charge, upon written request by the shareholders of UBS to the corporate secretary of UBS.  A copy of the charter is not available on our website but can be found as Exhibit A to our Proxy Statement filed with the SEC on October 27, 2010.

Each member of the Audit/Compliance Committee is financially literate as defined by NASDAQ.  The Boards of Directors of the Company and the Bank have determined that Joseph T. Drennan is the “Financial Expert,” as defined in the Commission’s regulations.

The Compliance Committee was combined with the Audit Committee and is comprised of the same members.  On a quarterly basis compliance matters are addressed to include the review of regulatory compliance matters, the Bank’s compliance programs and the CRA Act activities.

Nominating Committee.  The Nominating Committee, comprised of L. Armstead Edwards (Chairman), Ernest L. Wright, and Joseph T. Drennan meets at the call of the Chairman. The Committee is responsible for considering and recommending future director nominees to the Board of Directors of UBS and the Bank and the Committee is independent and meets the requirements for independence of NASDAQ. The Nominating Committee does not currently have a formal policy with respect to diversity.  However, in considering nominees for director, the Nominating Committee also considers the Board’s desire to be a diverse body with diversity reflecting gender, ethic background and professional experience.  The Board and the Nominating Committee believe it is essential that the Board members represent diverse viewpoints. The Nominating Committee charter will be made available, without charge, upon written request by the shareholders of UBS to the corporate secretary of UBS. A copy of the charter is not available on our website but can be found as Exhibit A to our Proxy Statement filed with the SEC on October 27, 2010.  The Committee held one (1) meeting during 2011 resulting in the nomination of for re-election of two (2) Class D directors.

Asset Liability Management Committee.  The Asset Liability Management Committee of the Bank, comprised of Bernard E. Anderson (Chairman), L. Armstead Edwards, Joseph T. Drennan, Evelyn F. Smalls and Ernest L. Wright meets, when necessary, at the call of the Chairman, to review and manage the Bank’s exposure to interest rate risk, market risk and liquidity risk.  During 2011, the Asset and Liability Management Committee held four (4) meetings.

Loan Committee. The Loan Committee of the Bank, comprised of David R. Bright (Chairman), L. Armstead Edwards, Evelyn F. Smalls, and Ernest Wright meets when necessary to review and approve loans that are $200,000 and over and to discuss other loan-related matters.  During 2011, the Loan Committee held ten (10) meetings.

Board of Directors Compensation

     The normal non-officer director fee to be paid by the Bank is Three Hundred Fifty Dollars ($350) for attending each Board meeting and One Hundred Seventy-five Dollars ($175) per quarter for attending the Board of Directors’ Committee meetings. Directors’ fees are not paid to officer directors for attending Bank Board of Directors or Committee meetings. UBS does not pay any fees to any directors for attending UBS’ Board of Directors or Committee meetings.  Effective April 1, 2002, the Board of Directors elected to waive all fees for an indefinite period of time.   Therefore, no table summarizing the compensation paid to non-employee directors is required for the fiscal year ended December 31, 2011.

BENEFICIAL OWNERSHIP OF STOCK BY DIRECTORS, NOMINEES AND EXECTIVES

The following table lists the beneficial ownership of shares of the UBS’ Common Stock as of October 22, 2012 for each of the UBS’ director, nominees and executive officers.   The table also shows the total number of shares of Common Stock ownership by the director, nominees and executive officers of UBS as a group.
Name	Common Stock2,3,4	Percent of Outstanding Stock
Current Directors
L. Armstead Edwards	10,833	1.24%
Marionette Y. Wilson (Frazier)	17,900	2.05%
Ernest L. Wright	7,084	*
Bernard E. Anderson	850	*
David R. Bright	850	*
Joseph T. Drennan	783	*
Maurice R. Mitts	833	*
William B. Moore	1,834	*
Evelyn F. Smalls	500	*
Certain Executive Officers
Evelyn F. Smalls	500**	*
Brenda M. Hudson-Nelson	50	*
All Current Directors and Executive Officers as a Group	41,517	4.75% ***

(2)
Stock ownership information is given as of October 22, 2012, and includes shares that the individual has the right to acquire (other than by exercise of stock options) within sixty (60) days of October 22, 2012. Unless otherwise indicated, each director and each such named executive officer holds sole voting and investment power over the shares listed.

(3)
The number of shares “beneficially owned” in each case includes, when applicable, shares owned beneficially, directly or indirectly, by the spouse or minor children of the director, and shares owned by any other relatives of the director residing with the director. None of the directors holds title to any shares of UBS of record that such director does not own beneficially.

(4)
UBS does not know of any person having or sharing voting power and/or investment power with respect to more than 5% of the UBS’ Common Stock other than Wells Fargo Corporation (formerly Wachovia), Philadelphia Municipal Retirement System, the Greater Philadelphia Urban Affairs Coalition and the Estate of James F. Bodine. (SEE SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.)

 Footnotes Concerning Beneficial Ownership of Stock
*         Less than one percent.
**	Ms. Smalls is also a Director; see listing above.
***	Calculated by adding the Common Stock owned and dividing by the actual number of shares outstanding on October 22, 2012.

UBS’ AND BANK’S EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the current executive officers of UBS and the Bank as of October 22, 2012:
Name, Principal Occupation and Business Experience For Past 5 Years	Age as of October 22, 2012	Office with the UBS and/or Bank	UBS Stock Beneficially Owned
Evelyn F. Smalls(1)(2)	67	President and Chief Executive Officer and Director of UBS and Bank	500
Brenda M. Hudson-Nelson (3)	50	Executive Vice President and Chief Financial Officer of UBS and Bank	50

Footnote Information Concerning Executive Officers
(1)
Ms. Smalls was elected as a director and was appointed as President and Chief Executive Officer in June 2000. Prior to that, Ms. Smalls was Senior Vice President of Human Resources and Compliance from October 1993 to May 2000.

(2)
The President and Chief Executive Officer, currently Evelyn F. Smalls, acts as Trustee of certain voting trust agreements (the “Voting Trusts”) pursuant to which Fahnstock, Inc deposited 5,209 shares of Common Stock of UBS.

(3)
Ms. Hudson-Nelson was appointed Senior Vice President and Chief Financial Officer in June 2000. Prior to that, Ms. Hudson-Nelson was Vice President and Controller from January 1992 to May 2000.  In May 2002, Ms. Hudson-Nelson was promoted to Executive Vice President and Chief Financial Officer.

EXECUTIVE COMPENSATION

The following provides compensation information pursuant to the scaled disclosure rules applicable to “smaller reporting companies” under SEC rules.

The Executive Committee, comprised of L. Armstead Edwards (Chairman of the Board), William B. Moore(Vice Chairman of the Board), Marionette Y. Wilson, Joseph T. Drennan, and David R. Bright but without Evelyn Smalls, who is not independent, serves as the compensation committee and meets to discuss compensation matters.  It annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives and determines and approves the compensation and benefits to be paid or provided to the Evelyn F. Smalls the President of UBS and Brenda M. Hudson-Nelson Executive Vice President and Chief Financial Officer.  Each member of the Compensation Committee is independent as defined by NASDAQ. During 2011, the Executive Committee held one (1) meeting as the Compensation Committee.

OVERVIEW

The Committee’s Process

The Executive Committee, comprised of L. Armstead Edwards (Chairman of the Board), William B. Moore(Vice Chairman of the Board), Marionette Y. Wilson, Joseph T. Drennan, and David R. Bright but without Evelyn Smalls, who is not independent, serves as the compensation committee and meets to discuss compensation matters.  It annually reviews and approves corporate goals and objectives relevant to CEO compensation, evaluates the CEO’s performance in light of those goals and objectives and determines and approves the compensation and benefits to be paid or provided to the Evelyn F. Smalls the President of UBS and Brenda M. Hudson-Nelson Executive Vice President and Chief Financial Officer.  Each member of the Compensation Committee is independent as defined by NASDAQ. During 2011, the Executive Committee held one (1) meeting as the Compensation Committee.

The Committee’s Process

The Compensation Committee engaged an independent executive compensation consultant, Hay Group, to assist with carrying out certain responsibilities with respect to executive compensation.  In that regard, the consultant performed a “benchmarking” study of executive officer compensation comparing each officer’s salary and total compensation with a financial services industry database with similar sized and complexity organizations and positions.  The results indicated that the total compensation of the Company’s executive officers was significantly below the average of its peer group.

The goals set forth in the Company’s strategic plan were not met.  While the committee remains focused on the achievement of financial and growth goals, it recognizes that the Bank’s financial results were impacted by the weak economic conditions of the last several years; however, the implementation of a sales driven organization is still a work in progress.  Given these factors and the continued focus on achieving core profitability, no increases were provided to the executive officers in 2011.

Components of Compensation for 2011

For the fiscal year ended December 31, 2011, the components of executive compensation were:

•	Salary;
•	Life Insurance in the amount of two times salary; and
•	Automobile Allowance.

Salary

Salary provides the compensation base rate and is intended to be internally fair among executive officers at the same level of responsibility.

In setting the salary for the chief executive officer, the committee considers financial results, organizational development, marketing initiatives, board relations, management development, work on representing us to our customers, clients and the public, and results in developing, expanding and integrating our products and services. The committee also takes into account the effects of inflation. The committee exercises discretion in setting the chief executive officer’s salary and may increase or decrease the chief executive officer’s salary based on our financial performance or on non-financial performance factors, if it so decides. However, the employment contract with Ms. Smalls, chief executive officer, sets a minimum salary of $160,000 per year.

The committee receives evaluations of the other executive officer performance from Ms. Smalls and her recommendations for base salaries for the other officer. The recommendations are based on the officer’s level of responsibility and performance of duties. The committee then reviews and modifies, where appropriate, the recommendations and sets the salaries for the other executive officer.

Life Insurance and Auto Allowance

These benefits help to attract and retain qualified personnel within the current financial constraints.

Summary Compensation Table

The table below summarizes the total compensation paid or earned by each of the Named Executive Officers for the years ending December 31, 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation(1)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(1)	All Other Compensation ($)(2)	Total ($)
Evelyn F. Smalls	2011	$168,000	$0	$0	$0	$0	$0	$6,209	$174,209
Chief Executive Officer	2010	168,000	0	0	0	0	0	6,209	174,209

Brenda Hudson-Nelson	2011	121,000	0	0	0	0	0	6,095	127,095
Chief Financial Officer	2010	121,000	0	0	0	0	0	6,095	127,095

(1)
Amounts are not included in the Bonus, Stock Awards, Option Awards, Non-equity Incentive Plan Compensation, Change in Pension and Nonqualified Deferred Compensation Earnings and All Other Compensation columns of the table because no compensation of this nature was paid by UBS or the Bank and the restricted stock awards and long term incentive payouts columns are not included in the Compensation Table since these benefits are not made available by UBS or the Bank.

(2)
UBS’ executives receive a $500 per month automobile allowance. UBS’ executive are provided with life insurance policies equivalent to two times their annual salary for which the cost is $209/annually for Evelyn Smalls and $95/annually for Brenda Hudson-Nelson

Executive Employment Agreements

The Bank entered into an Employment Agreement with Evelyn F. Smalls in November 2004 to continue to serve as the Bank’s President and Chief Executive Officer. The term of the Employment Agreement was three (3) year.  The contract expired in November 2007. Renewal terms are under review by the Compensation Committee.  Ms. Smalls is currently working under the provisions of the expired contract which provide for an annual base salary of $160,000 that may be increased, but not decreased as well as life insurance equivalent to two times her base salary, and a $500 per month automobile allowance.

The Bank entered into an Employment Agreement with Brenda M. Hudson-Nelson in November 2004 to continue to serve as the Bank’s Executive Vice President and Chief Financial Officer. The term of the Employment Agreement was three (3) years.  Renewal terms are under review by the Compensation Committee.  Ms. Hudson-Nelson is currently working under the provisions of the expired contract which provide for an annual base salary of $115,000 that may be increased, but not decreased as well as life insurance equivalent to two times her base salary, and a $500 per month automobile allowance.

Payments Upon Termination

The named executive officers are only entitled to payment of their salary, life insurance, and automobile allowance through the date of termination.

Other Compensation Tables

We have not included a grant of plan-based awards table, an outstanding equity awards table, options exercises and stock vested table, and pension benefits table because those tables are not applicable.

Transactions with Related Parties
Some of our directors, executive officers, and members of their immediate families and the companies with which they are associated were our customers of and had banking transactions with us in the ordinary course of our business during the year 2011. All loans and commitments to lend were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons.  In our opinion, the transactions and loan commitments did not involve more than normal risk of collectively or present other unfavorable features.

Our written Audit Committee Charter requires our Audit Committee to approve related party transactions. Our written Policy on Related Party Transactions establishes procedures for the Audit Committee’s review and approve of related party transactions other than excepted transactions and preapproved transactions. Transactions available to all employees generally, and transactions involving less than $120,000 when aggregated with all similar transactions in any calendar year, are excepted transactions. The following types of transactions are preapproved transactions:

- Compensation payable to directors or officers if reportable under Item 402 of the Commission’s Regulation S-K;

- Compensation payable to an immediate family member of another director or executive officer, if approved by the Executive Committee acting as the Compensation Committee;

- Transactions with another company (including charitable contributions, grants or endowments to a charitable organization) at which a related person’s only relationship is as an employee (other than executive officer), director or less than 10% owner, if the aggregate amount involved does not exceed $200,000 or 5% of that company’s total revenues; and

- Routine banking relationships that otherwise comply with banking laws and regulations.

The Audit Committee is to apply the following standards when it reviews related party transactions for approval:

- Whether the transaction is on terms no less favorable to the Corporation than terms generally available with an unaffiliated third party under similar circumstances;

- The extent of the related person’s interest in the transaction; and

- Other factors the committee deems appropriate.

For loan transactions, our written Regulation O Policy requires the Executive Committee to review and approve loan transactions with directors, executive officers and their related interests in accordance with the standards established by Federal Reserve Board Regulation O.

Audit Committee Report

In connection with the preparation and filing of UBS’ Annual Report on Form 10-K for the year ended December 31, 2011, the Audit Committee (i) reviewed and discussed the consolidated audited financial statements with our management, (ii) discussed with McGladrey and Pullen, LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61 (as modified or supplemented), (iii) discussed the independence of   McGladrey and Pullen, LLP, and (iv) has received and reviewed the written disclosures and the letter from McGladrey and Pullen, LLP required by Independence Standards Board Standard No. 1 (as modified or supplemented) regarding McGladrey and Pullen, LLP’s communications with the Audit Committee concerning independence and has discussed with McGladrey and Pullen, LLP its independence.  Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in UBS’ Annual Report on Form 10-K for the year ending December 31, 2011 filed with the SEC.

UBS’ Audit Committee is composed of Joseph T. Drennan (Chairman), L. Armstead Edwards, William B. Moore, and Marionette Y. Wilson who each endorsed this report.

Respectfully submitted:
Joseph T. Drennan (Chairman),
William B. Moore
L. Armstead Edwards,
Marionette Y. Wilson (Frazier)

AUDIT AND NON-AUDIT FEES

The following table presents the fees for each of the last two fiscal years for the UBS’ principal accountants by category:
	2011	2010

Audit Fees	$118,975	$111,804
Audit-related fees	1,819	-
Tax fees	11,000	11,000
All other fees	-	-
Total fees	$131,799	$122,804

Services Provided by McGladrey and Pullen, LLP
1)
Audit Fees—These are fees for professional services performed by McGladrey and Pullen, LLP in 2011 and 2010 for the audit, including an audit of consolidated  financial statements reporting, and review of financial statements included in our Form 10-Q and Form 10-K filings.

2)
Tax Fees—These are fees for professional services performed by RSM McGladrey, Inc. (an independent company associated with McGladrey and Pullen, LLP through an alternative practice structure) with respect to tax compliance and tax advice. This includes preparation of our tax returns, tax research and tax advice.

3)	Audit-related fees—These are fees for professional services performed by McGladrey and Pullen, LLP in 2011 for consultation on SEC Reporting matters.

Our Audit Committee has considered whether the provision of the non-audit services is compatible with maintaining the independence of McGladrey and Pullen, LLP and determined that to be the case.

Pre-approval of Services
The Audit Committee pre-approves all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for UBS by its independent auditor, subject to the minimus exceptions for non-audit services described in Section 10A (i) (1) (B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.  The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next scheduled meeting. All services performed by the independent public accounting firm for us during 2011 were approved by the Audit Committee.

In the event the selection of McGladrey and Pullen, LLP as our auditor for 2012 is not ratified by a majority of the votes cast at the Annual Meeting, the appointment of the Corporation’s independent registered public account firm will be reconsidered by the Audit Committee and the Board.

PROPOSAL 1

ELECTION OF DIRECTORS
(Item 1 on the Proxy Card)

Nominees for Director

The following persons have been nominated by UBS’ Board of Directors for election as directors to serve as follows:

Class A – Terms Expire in 2016

1.) L. Armstead Edwards
2.) Marionette Y. Wilson
3.) Ernest L. Wright

or until their successors are elected and take office.

The persons named as proxies in the accompanying form of proxy have advised us that, unless otherwise instructed, they intend at the meeting to vote the shares covered by proxies for the election of the nominees named in this Proxy Statement. If one or more of the nominees should, at the time of the Annual Meeting, be unavailable or unable to serve as a director, the shares represented by the proxies will be voted to elect any remaining nominee. The Board of Directors knows of no reason why the nominees will be unavailable or unable to serve as directors. UBS expects all nominees to be willing and able to serve as directors.

The directors are elected by a plurality of the votes cast by the holders of our shares of Common Stock entitled to vote present in person or by proxy at the Annual Meeting for the election of the nominee for director. The proxies cannot be voted for a greater number of persons than the number of nominees named above.  If one or more of the nominees should, at the time of the Annual Meeting be unavailable or unable to serve as a director, the shares represented by the proxies will voted to elect any remaining nominee.  Proxies solicited by the Board of Directors will be voted for the nominee listed above, unless the shareholders specify a contrary choice in their proxies.

The Board of Directors recommends a vote FOR the nominees listed above.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Item 2 on the Proxy Card)

The firm of McGladrey and Pullen LLP has been appointed by the Audit Committee of the Board of Directors to serve as UBS’ independent registered public accounting firm for the fiscal year beginning January 1, 2010. The Board of Directors of UBS is requesting shareholder approval of the appointment. A representative of the firm will be present at the meeting to answer questions and will have the opportunity to make a statement, if he so desires. The firm is presently serving UBS and the Bank, as their independent registered public accounting firm. The Audit Committee recommends approval of this appointment. If the appointment is not approved by a majority of the shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting, the appointment of the independent registered public accounting firm will be reconsidered by the Audit Committee.

The resolution being voted on is as follows:

RESOLVED, that the shareholders of UBS ratify and confirm the appointment of McGladrey and Pullen LLP as UBS’ independent registered public accounting firm for the year 2012.

The ratification of the selection of the independent certified public accountants requires the affirmation by a majority of the votes cast by holders of the outstanding voting shares of Common Stock of UBS present in person or by proxy and entitled to vote at the Annual Meeting. Proxies solicited by the Board of Directors will be voted for the foregoing resolution, unless shareholders specify a contrary choice in their proxies.

 In the event the selection of McGladrey and Pullen, LLP as our auditor for 2012 is not ratified by a majority of the votes cast at the Annual Meeting, the appointment of the Corporation’s independent registered public account firm will be reconsidered by the Audit Committee and the Board.

The Board of Directors recommends a vote FOR the resolution ratifying the appointment of McGladrey and Pullen LLP as UBS’ independent registered public accounting firm for the year 2012.

ADJOURNMENT

If sufficient votes in favor of any of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for two (2) periods of not more than fifteen (15) days in the aggregate to permit further solicitation of proxies with respect to any such proposal. Any adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against any such proposals. UBS will pay the costs of any additional solicitation and of any adjournment session.

FINANCIAL STATEMENTS

The consolidated financial statements of UBS are not set forth in this Proxy Statement. However, they are contained in the accompanying Annual Report of UBS for the year ended December 31, 2011.

OTHER BUSINESS

Management does not know at this time of any other matters that will be presented for action at the Annual Meeting. If any unanticipated business is properly brought before the meeting, the proxies will vote in accordance with their best judgment.

SHAREHOLDER PROPOSALS FOR 2013

UBS’ Annual Meeting of Shareholders will be held on or about November 30, 2013. Any shareholder desiring to submit a proposal to UBS for inclusion in the proxy and proxy statement relating to that meeting must submit such proposal or proposals in writing to UBS before July 11, 2013. It is suggested that the proposal or proposals should be submitted by certified mail-return receipt requested to the attention of Marionette Y. Wilson, the Secretary of UBS, at the executive office of UBS, 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.  Any such proposal and our obligation, if applicable, to include it in our proxy statement will be subject to Rule 14a-8 of the rules and regulations of the SEC.  If a shareholder notifies us after July 11, 2013 (or if the date of the meeting is changed by more than 30 days from the prior year, a reasonable time before UBS sends its proxy materials) of an intent to present a proposal at the 2013 annual meeting, in accordance with Rule 14a-4 under the Exchange Act, we will have the right to exercise our discretionary voting authority on that proposal without including information about the proposal in our proxy materials.

ADDITIONAL INFORMATION

A copy of UBS’ Annual Report for the fiscal year ended December 31, 2011, containing, among other things, financial statements examined by its independent registered public accountants, was mailed with this Proxy Statement on or about November 7, 2012 to the shareholders of record as of the close of business on October 22, 2012.

Upon written request of any shareholder, a copy of UBS’ Annual Report on Form 10-K for its fiscal year ended December 31, 2011, including the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission may be obtained, without charge, from UBS’ Secretary, Marionette Y. Wilson, at the executive office of UBS, 30 S. 15th Street, 12th Floor, Philadelphia, Pennsylvania 19102.

By Order of the Board of Directors of
United Bancshares, Inc.

Marionette Y. Wilson, Secretary of the Board

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 13, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

United Bancshares, Inc. c/o Broadridge P.O. Box 1342 Brentwood, NY 11717
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on December 13, 2012 .Have your proxy card in hand when

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS  BELOW IN  BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS    PROXY CARD    IS  VALID   ONLY    WHEN   SIGNED   AND    DATED.

The Board of Directors recommends you vote FOR the following:		For All ☐	Withhold All ☐	For All Except ☐	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
1. Election of Directors Nominees
01 L. Armstead Edwards	02 Marionette Y. Wilson	03 Ernest L. Wright

The Board of Directors recommends you vote FOR the following proposal:

2. Proposal to ratify the selection of McGladrey and Pullen LLP as independent registered public accounting firm for 2012.					For ☐	Against ☐	Abstain ☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please indicate if you plan to attend this meeting		Yes ☐	No ☐

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SIGNING IN A FIDUCIARY CAPACITY, SUCH AS EXECUTOR, ADMINISTRATOR, TRUSTEE, ATTORNEY, GUARDIAN, ETC., PLEASE SO INDICATE. CORPORATE AND PARTNERSHIP PROXIES SHOULD BE SIGNED BY AN AUTHORIZED PERSON INDICATING THE PERSON'S TITLE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at  www.proxyvote.com .

REVOCABLE PROXY UNITED BANCSHARES, INC.
ANNUAL MEETING OF SHAREHOLDERSTO BE HELD DECEMBER 14, 2012
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF UNITED BANCSHARES, INC.

The undersigned hereby constitutes and appoints L. Armstead Edwards, William B. Moore, or Evelyn F. Smalls, individually, proxy of the undersigned, each with full power of substitution to represent the undersigned and to vote all of the shares of United Bancshares, Inc. that the undersigned may be entitled to vote at the Annual Meeting of Shareholders of United Bancshares, Inc. to be held at the Graham Building, 30 S.15th Street, Philadelphia, PA 19102 at 9:00 a.m., prevailing time, and any adjournments thereof. All powers may be exercised by said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified below. Receipt of the Notice of the Meeting, the accompanying Proxy Statement and Annual Report for the Year 2011 are hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ABOVE PROPOSALS.

Continued and to be signed on reverse side